Exhibit 23.4



                         INDEPENDENT AUDITOR'S CONSENT





The Board of Directors
Able Telcom Holding Corp.




We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                           /s/ Mitchell, Honeycutt & Ray, P.C.
                                           -----------------------------------
                                           Mitchell, Honeycutt & Ray, P.C.
Smyrna, Georgia
April 29, 1997